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                                                                   EXHIBIT 10.37

                      AMENDMENT TO LINE OF CREDIT AGREEMENT

         This is an amendment to the Line of Credit (the "Agreement") made by and between the National Rural Utilities Cooperative Finance Corporation ("CFC") and the undersigned ("Borrower"), dated June 27, 1997.

         1. The amount of the CFC Commitment as defined in the Agreement is hereby amended to read Twenty Eight Million Dollars ($28,000,000.00).

         2. Borrower hereby unconditionally promises and agrees to pay, as and when due, interest on all amounts advanced under the CFC Commitment, as amended hereby, from the date of each Advance and to repay all amounts advanced under the Agreement, as amended hereby, with interest thereon as provided in the Agreement.

         3. Except as specifically provided herein, all of the terms, conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.

         4. The obligations of the undersigned Borrower as set forth in the Agreement are secured by a Second Restated Mortgage and Security Agreement by and between Borrower and CFC dated as of October 24, 1995 as it may have been Supplemented, amended, consolidated or restated from time to time.




Name of Borrower:_________________________________________


Signed By:________________________________________________


Title:____________________________________________________


NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION



By:_____________________________________
         Assistant Secretary-Treasurer

(To be filled in by CFC) The effective date of this Amendment is:_________________